UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                           ---------------------

                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  February 26, 2006
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                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


        Florida                     0-13358                 59-2273542
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(State of Incorporation)       (Commission File           (IRS Employer
                                    Number)             Identification No.)


   217 North Monroe Street, Tallahassee, Florida              32301
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      (Address of principal executive office)               (Zip Code)


   Registrant's telephone number, including area code: (850) 671-0300
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        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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                        CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On February 26, 2006, Capital City Bank Group, Inc. (the "Company") received notice from John R. Lewis, a Class II director of the Company, that he will be retiring from the Company's Board of Directors effective as of February 27, 2006. Mr. Lewis's decision to retire was not the result of any disagreement between Mr. Lewis and the Company that would require disclosure under Item 5.02(a) of Form 8-K.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL CITY BANK GROUP, INC.


Date:  February 28, 2006                    By: /s/ J. Kimbrough Davis
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                                               J. Kimbrough Davis
                                               Executive Vice President
                                               And Chief Financial Officer


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